No.  00000                                                                SHARES


                            DIGITAL ROOSTER.COM INC.

              AMALGAMATED UNDER THE LAWS OF THE PROVINCE OF ONTARIO


THIS  CERTIFIES  THAT                                          CUSIP 25388G 10 3


is  the  Registered  owner  of                                        fully paid
and  non-assessable  Common  shares  without  par  value in the Capital Stock of

                            DIGITAL ROOSTER.COM INC.

transferable only on the books of the Company by such registered owner in person or by attorney upon surrender of this Certificate properly endorsed.

      This Certificate is not valid until countersigned by the Transfer Agent and Registrar of the Company.

      IN WITNESS WHEREOF the said Company has caused this Certificate to be signed by its duly authorized officers.

DATED


EXECUTIVE  VICE  PRESIDENT                    PRESIDENT

The shares represented by this certificate are transferable at the principal office of Montreal Trust Company of Canada, in Toronto.



COUNTERSIGNED AND REGISTERED
       MONTREAL TRUST COMPANY OF CANADA                    TORONTO
                 TRANSFER AGENT AND REGISTRAR

BY______________________________________________________
                              AUTHORIZED SIGNATURE


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     For Value Received ________________ hereby sell, assign and transfer to you

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                             PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

________________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said Stock on the Books of the within named Company, with full power of substitution in the premises.



Dated______________________________



                        ________________________________________________________



In presence of


___________________________________________________


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